EXECUTION VERSION
AMENDMENT AND RESTATEMENT AGREEMENT
AMENDMENT AND RESTATEMENT AGREEMENT, dated as of December 22, 2020 (this “Restatement Agreement”), among Energizer Holdings, Inc., a Missouri corporation (the “Borrower”), the other Loan Parties party hereto, the lenders party hereto, as 2020 Revolving Lenders (in such capacity, the “2020 Revolving Lenders”), the lenders party hereto, as 2020 Term Lenders (in such capacity, the “2020 Term Lenders” and, together with the 2020 Revolving Lenders, the “2020 Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent.
WHEREAS, reference is hereby made to the Credit Agreement, dated as of December 17, 2018 (as amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Existing Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent;
WHEREAS the Borrower has requested, and the undersigned Lenders have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein;
WHEREAS, the Borrower desires to obtain (a) Revolving Loan Commitments (as defined in the Restated Credit Agreement (as defined below)) in an aggregate committed principal amount of $400,000,000 (the “2020 Revolving Loan Commitments) and (b) Term Loans (as defined in the Restated Credit Agreement) in an aggregate principal amount of $550,000,000 (the “2020 Term Loans” and, together with the 2020 Revolving Loan Commitments, the “2020 Credit Facilities”);
WHEREAS, (a) the proceeds of the 2020 Term Loans will be used to finance in part the repayment in full of all existing term loans under the Existing Credit Agreement (the “Existing Term Loans”), (b) a portion of the 2020 Revolving Loan Commitments will be used in an amount equal to the outstanding letters of credit issued under the Existing Credit Agreement to be deemed issued under the Revolving Facility on the Restatement Effective Date (as defined below) and (c) a portion of the 2020 Term Loans and/or the 2020 Revolving Loan Commitments will be used (i) to refinance any revolving loans under the Existing Credit Agreement, and (ii) for the payment of fees and expenses in connection with the foregoing; and
WHEREAS, (a) the 2020 Revolving Lenders have agreed to provide the 2020 Revolving Loan Commitments (in each case in the amount set forth opposite such 2020 Revolving Lender’s name on Schedule 1A hereto) and (b) the 2020 Term Lenders have agreed to provide the 2020 Term Loans (in each case in the amount set forth opposite such 2020 Term Lender’s name on Schedule 1B hereto, collectively, the “2020 Term Loan Commitments”), in each case, in accordance with the terms and conditions set forth in this Restatement Agreement and in the Restated Credit Agreement.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Restated Credit Agreement has the meaning assigned to such term in the Restated Credit Agreement. The rules of construction and other interpretive provisions specified in Article 1 of the Restated Credit Agreement shall apply to this Restatement Agreement, including terms defined in the preamble and recitals hereto.

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(b)    As used in this Restatement Agreement, the following terms have the meanings specified below:
“Existing” when used in reference to any defined term for a Person or thing, refers to such Person or thing under the Existing Credit Agreement (e.g., “Existing” Lender refers to a Lender under, and as defined in, the Existing Credit Agreement).
Section 2. (a) 2020 Revolving Loan Commitments. On the Restatement Effective Date, subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each of the 2020 Revolving Lenders jointly but not severally agrees to make available a 2020 Revolving Loan Commitment to the Borrower in accordance with this Section 2(a) and the applicable provisions of the Restated Credit Agreement.
(b)    2020 Term Loans. On the Restatement Effective Date, subject to the terms and conditions set forth herein and in the Restated Credit Agreement, each of the 2020 Term Lenders jointly but not severally agrees to make a 2020 Term Loan to the Borrower in accordance with this Section 2(b) and the applicable provisions of the Restated Credit Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to its 2020 Term Loan Commitment.
Section 3. Amendment and Restatement of the Existing Credit Agreement; Loans and Letters of Credit.
(a)    Effective on the Restatement Effective Date, (i) the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the “Restated Credit Agreement”) and (ii) all the Schedules and Exhibits to the Existing Credit Agreement are hereby replaced in their entirety with the Schedules and Exhibits attached to the Restated Credit Agreement. From and after the effectiveness of the Restated Credit Agreement, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Restated Credit Agreement, and all references in the Restated Credit Agreement to “the date hereof”, “the date of this Agreement” or other words or phrases of similar import shall refer to the date of this Restatement Agreement.
(b)    All Existing Letters of Credit outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding and in effect under the Restated Credit Agreement and, on and after the Restatement Effective Date, the terms of the Restated Credit Agreement will govern the rights and obligations of the Borrower, the Revolving Lenders, the Issuing Banks and the Administrative Agent with respect thereto.
(c)    Effective on the Restatement Effective Date, each 2020 Lender shall be a party to the Restated Credit Agreement, together with the Borrower, the Administrative Agent and the Issuing Banks, and the Restated Credit Agreement shall govern the rights and obligations of the parties thereto with respect to the Commitments; provided that the foregoing shall not be construed to discharge or release the Borrower from any obligations owed to any Existing Lender or Issuing Bank under the Existing Credit Agreement, which shall remain owing under the Restated Credit Agreement.
Section 4. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Restated Credit Agreement, this Restatement Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or

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agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations. On and as of the Restatement Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby.
Section 5. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants as of the date hereof:
(a)    there shall exist no Default or Unmatured Default; and
(b)    all of the representations in the Restated Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) as of such earlier date.
Section 6. Governing Law. THIS RESTATEMENT AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
Section 7. Counterparts. This Restatement Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Restatement Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Restatement Agreement.
Section 8. Effective Date. The 2020 Revolving Loan Commitments and the 2020 Term Loan Commitments shall become effective, each 2020 Term Lender shall disburse the 2020 Term Loans to be made by it pursuant to Section 2 of this Restatement Agreement and the amendment and restatement set forth in Section 3 of this Restatement Agreement shall become effective on the date (the “Restatement Effective Date”) when each of the following conditions shall have been satisfied:
(a)    the Arrangers shall have received all fees and other amounts due and payable on or prior to such date including: (i) fees, disbursements and charges of counsel to such Arrangers under Section 10.07 of the Restated Credit Agreement, including to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and (ii) all fees due and payable to such Arrangers on such date in connection with the 2020

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Term Loans, the 2020 Revolving Loans and the agreements of the 2020 Lenders and such Arrangers hereunder;
(b)    the representations of the Loan Parties set forth in Section 5 of this Restatement Agreement shall be true and correct in all respects and the Administrative Agent shall have received a certificate of an Authorized Officer certifying the foregoing;
(c)    the Administrative Agent shall have received:
(i)    a duly executed Borrowing/Election Notice signed by an Authorized Officer of the Borrower with respect to the 2020 Term Loans;
(ii)    the written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the 2020 Lenders, in substantially a form and containing assumptions and qualifications reasonably acceptable to the Administrative Agent and its counsel;
(iii)    copies of the Certificate of Incorporation (or other equivalent governing document) of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation;
(iv)    copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws (or other equivalent governing document) and of its Board of Directors’ (or similar body) resolutions authorizing the execution of the Loan Documents entered into by it;
(v)    an incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the original or facsimile signature of the officers of the Loan Parties authorized to sign this Restatement Agreement and the officers of the Borrower authorized to make borrowings hereunder, upon which certificate the 2020 Lenders shall be entitled to rely until informed of any change in writing by the Borrower; and
(vi)    a certificate in form and substance satisfactory to the Administrative Agent signed by an Authorized Officer of the Borrower and dated as of the Restatement Effective Date, certifying as to the satisfaction of the condition set forth in Section 8(b) of this Restatement Agreement;
(d)    the Administrative Agent shall have received all documentation and other information with respect to the Borrower (including, to the extent the Borrower constitutes a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification) reasonably requested by the 2020 Lenders that is required for compliance with the Patriot Act or other “know your customer” and anti-money laundering rules and regulations (which requested information shall have been received at least five (5) Business Days prior to the Restatement Effective Date to the extent requested by the Lenders at least ten (10) Business Days prior to the Restatement Effective Date);
(e)    substantially concurrently with the funding of the 2020 Term Loans and the establishment of the 2020 Revolving Loan Commitments on the Restatement Effective Date, the Existing Loans (together with accrued and unpaid interest thereon) shall be repaid in full and the Existing Revolving Loan Commitments shall be terminated in full and any unpaid Commitment Fees (as defined in the Existing Credit Agreement) shall be paid in full; and

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(f)    the Borrower shall have provided written evidence satisfactory to the Administrative Agent of its having provided notice on or prior to the Restatement Effective Date to the Trustee (as defined below) in respect of its 7.750% Senior Notes Due 2027 (the “2027 Notes”) issued under that certain Indenture, dated as of January 28, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, the “2027 Notes Indenture”), among the Borrower, as issuer, and Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”) of its intention to fully redeem the 2027 Notes (the “2027 Notes Conditional Redemption Notice”) and such 2027 Notes Conditional Redemption Notice shall not have been rescinded, supplemented or modified.
Section 9. Miscellaneous. For the avoidance of doubt, (i) this Restatement Agreement constitutes a Loan Document, (ii) for purposes of the Restated Credit Agreement and the other Loan Documents, (A) the 2020 Revolving Loan Commitments constitute Commitments and Revolving Loan Commitments, (B) the 2020 Revolving Lenders constitute Lenders and Revolving Lenders, (C) the 2020 Term Loan Commitments constitute Commitments and Term Loan Commitments, (D) the 2020 Term Lenders constitute Lenders and Term Lenders, and (iii) in entering into this Restatement Agreement, each 2020 Lender is acting as a Lender for the purposes of the Restated Credit Agreement and the other Loan Documents. Sections 10.07 and 10.13(d) of the Existing Credit Agreement are hereby incorporated by reference and shall apply mutatis mutandis as if this Restatement Agreement were the Credit Agreement.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Restatement Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
ENERGIZER HOLDINGS, INC.

By:
Name:
Title:

ENERGIZER INVESTMENT COMPANY

By:
Name:
Title:

ENERGIZER BRANDS, LLC

By:
Name:
Title:

ENERGIZER, LLC

By:
Name:
Title:

ENERGIZER MANUFACTURING, INC.

By:
Name:
Title:

ENERGIZER INTERNATIONAL, INC.

By:
Name:
Title:
[Signature Page to Amendment & Restatement Agreement]
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ENERGIZER BRANDS II HOLDING LLC

By:
Name:
Title:

AMERICAN COVERS, LLC

By:
Name:
Title:

CALIFORNIA SCENTS, LLC

By:
Name:
Title:

ASSOCIATED PRODUCTS, LLC

By:
Name:
Title:

ENERGIZER AUTO BRANDS, INC.

By:
Name:
Title:

ENERGIZER AUTO SALES, INC.

By:
Name:
Title:

[Signature Page to Amendment & Restatement Agreement]
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ENERGIZER AUTO MANUFACTURING, INC.

By:
Name:
Title:

ENERGIZER AUTO, INC.

By:
Name:
Title:

ENERGIZER INTERNATIONAL HOLDINGS, LLC

By:
Name:
Title:

ENERGIZER INTERNATIONAL SUB, LLC

By:
Name:
Title:

[Signature Page to Amendment & Restatement Agreement]
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JPMORGAN CHASE BANK, N.A., as Administrative Agent, 2020 Revolving Lender and 2020 Term Lender

By:
Name:
Title:

[Signature Page to Amendment & Restatement Agreement]
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EXECUTION VERSION

[_________________], as 2020 Revolving Lender

By:
Name:
Title:

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Schedule 1A
2020 Revolving Loan Commitments

2020 Revolving Lender	2020 Revolving Loan Commitment
$60,000,000
$60,000,000
$60,000,000
$55,000,000
$55,000,000
$40,000,000
$40,000,000
$30,000,000
Total	$400,000,000

Schedule 1B
2020 Term Loan Commitments

2020 Term Lender	2020 Term Loan Commitment
JPMorgan Chase Bank, N.A.	$550,000,000
Total	$550,000,000

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Exhibit A
[Restated Credit Agreement attached]

602756252.3
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